SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                           EXCHANGE ACT OF 1934


                             November 12, 1998
                     (Date of Earliest Event Reported)


                      MORGAN STANLEY AIRCRAFT FINANCE

        (Exact Name of Registrant as Specified in Trust Agreement)


                                 Delaware
      (State or Other Jurisdiction of Incorporation or Organization)

      333-56575                              13-3375162
      (Commission File                       (IRS Employer
      Number)                                Identification No.)


                      Morgan Stanley Aircraft Finance
                       c/o Wilmington Trust Company
                         1100 North Market Street
                            Rodney Square North
                      Wilmington, Delaware 19890-1000
                 Attention: Corporate Trust Administration
                              (302) 651-1000


          (Address and Telephone Number, Including Area Code, of
                 Registrant's Principal Executive Office)


Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated November 12, 1998 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance.


                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   MORGAN STANLEY AIRCRAFT FINANCE


Date: November 12, 1998            By: /s/ Alexander C. Frank
                                   ---------------------------------
                                   Signatory Trustee



                               EXHIBIT INDEX


Exhibit A      -      Report to Noteholders